UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2010

Constar International Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-16496	13-1889304
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way Philadelphia, PA	19154-4599
(Address of Principal Executive Offices)	(Zip Code)

(215) 552-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

New Credit Agreement

On February 11, 2010, Constar International Inc. (the “Company”) entered into a credit agreement (the “Credit Agreement”) among the Company, the Company’s wholly owned subsidiary, Constar, Inc., as borrower (the “Borrower”), the Company’s other domestic subsidiaries as guarantors, the Company’s United Kingdom subsidiary, Constar International U.K. Limited (“Constar UK”), as guarantor, and General Electric Capital Corporation, a Delaware corporation (“Agent”), as a lender and as agent for all of the lenders and issuers from time to time party to the Credit Agreement.

The Credit Agreement provides for a revolving credit facility of up to $75.0 million, with a sublimit of up to $15.0 million in the case of letters of credit and up to $15.0 million in the case of swing loans. Available credit under the Credit Agreement is limited to a borrowing base consisting of the sum of:

(a)	up to 85% of the dollar equivalent of the book value of eligible accounts receivable; plus

(b)	subject to certain limitations, the lesser of (i) 65% of the dollar equivalent of the book value of eligible inventory valued at the lower of cost on a first-in, first-out basis or market, and (ii) up to 85% of the dollar equivalent of the book value of the net orderly liquidation value of eligible inventory; minus

(c)	$2.5 million; minus

(d)	such reserves as the Agent may from time to time establish in its discretion in connection with hedging arrangements; minus

(e)	such reserves as the Agent may from time to time establish in its discretion in connection with eligibility criteria or otherwise.

Actual available credit under the Credit Agreement will fluctuate from time to time because it depends on inventory and accounts receivable values that fluctuate from time to time and is subject to discretionary reserves and revaluation adjustments that may be imposed by the agent from time to time and other limitations. While availability under the Credit Agreement will fluctuate as described above, the Company believes that currently the Credit Agreement will provide approximately $10 million of increased availability as compared to the Prior Credit Agreement (as defined below).

The Borrower must pay monthly a commitment fee equal to 0.75% per year on the undrawn portion of the Credit Agreement. Loans bear interest, at the option of the Borrower, at one of the following rates: (i) a fluctuating base rate of not less than 3.5% per year plus a margin ranging from 2.75% to 3.25% per year or (ii) a fluctuating LIBOR rate of not less than 2.5% per year plus a margin ranging from 3.75% to 4.25% per year. Interest is payable monthly and at the end of each LIBOR rate loan period. Letters of credit carry an issuance fee of 0.25% per year of the outstanding amount and a monthly fee of 4.0% per year of the average daily outstanding amount.

The Company, Constar UK and each of the Company’s domestic subsidiaries other than the Borrower jointly and severally guarantees the obligations under the Credit Agreement and other Loan Documents (as defined below). Collateral securing the obligations under the Credit Agreement and other Loan Documents consists of all of the stock of the Company’s domestic and United Kingdom subsidiaries, 65% of the stock of the Company’s other foreign subsidiaries and all of the inventory, accounts receivable, investment property, instruments, chattel paper, documents, deposit accounts and intangibles of the Company and its domestic and United Kingdom subsidiaries.

The Credit Agreement’s scheduled expiration date is February 11, 2013. However, the Credit Agreement may terminate earlier if the Company’s $220.0 million of Senior Secured Floating Rate Notes due February 15, 2012 (the “Secured Notes”) are not refinanced at least 90 days prior to the scheduled due date of such notes or in the case of an event of default (which events are summarized below).

Prior Credit Agreement

The new Credit Agreement replaces the Company’s Senior Secured Super-Priority Debtor in Possession and Exit Credit Agreement, dated as of December 31, 2008 (the “Prior Credit Agreement”), among the Company as borrower, the Company’s domestic wholly owned subsidiaries and United Kingdom subsidiary as guarantors, the institutions from time to time party thereto as lenders or issuers and Citicorp USA, Inc., a Delaware corporation, in its capacity as administrative agent for the lenders and issuers. The proceeds of the Credit Agreement (the initial drawing under which was $21.7 million) will be used to refinance the indebtedness under the Prior Credit Agreement, to pay related costs and expenses and for working capital, capital expenditures and other general corporate purposes.

The Prior Credit Agreement had provided for a credit facility of up to $75 million, subject to limitations based on the size of the borrowing base, reserves imposed by the agent in its discretion and certain covenants. Interest accrued under the Prior Credit Agreement at fluctuating interest rates with a floor of 6.75%. The Prior Credit Agreement’s scheduled expiration date was December 31, 2011 (but the Prior Credit Agreement could have been terminated if the Secured Notes were not refinanced at least 90 days prior to December 31, 2011). The Company did not incur any early termination penalties in connection with the replacement of the Prior Credit Agreement, other than immaterial LIBOR loan breakage fees.

In addition to terminating the Prior Credit Agreement, the Company has terminated other agreements related thereto, including the:

•

Security Trust Deed, dated as of December 31, 2008, among Constar UK, Citicorp USA, Inc., Citicorp North America, Inc., Citibank, N.A., Wells Fargo Foothill LLC and Citibank, N.A. London Branch, as Security Trustee;

•	Debenture, dated as of December 31, 2008, between Constar UK and Citibank, N.A. London Branch, as Trustee;

•	Share Mortgage, dated as of December 31, 2008, between Constar Foreign Holdings, Inc., as Chargor, and Citicorp USA, Inc., as Administrative Agent;

•	Confirmation Deed dated as of December 31, 2008 between Constar UK and Citibank, N.A. London Branch as Security Trustee; and

•	Confirmation Deed dated as of December 31, 2008 between Constar Foreign Holdings, Inc. and Citicorp USA, Inc. as Administrative Agent.

Other New Loan Documents

To provide for the guarantees of and collateral securing the obligations under the Credit Agreement, on February 11, 2010 the Company and/or its subsidiaries entered into the following related documents (together with the Credit Agreement, the “Loan Documents”):

•	the Company and its domestic subsidiaries and the Agent entered into the Guaranty and Security Agreement;

•	Constar UK and the Agent entered into the Deed of Charge and Assignment and the Guaranty and Indemnity;

•	Constar UK’s parent company, Constar Foreign Holdings, Inc., and the Agent entered into the Charge Over Shares; and

•	Constar UK, the Company’s Dutch subsidiary, Constar International Holland (Plastics) B.V., and the Agent entered into the Subordination Agreement.

The Loan Documents contain covenants, representations and warranties and events of default. Capital Expenditures may not exceed $25.0 million in any fiscal year plus the carry over of up to 75% of such amount from the immediately preceding fiscal year if not used in such year. If the amount of available credit under the Credit Agreement minus the amount of all outstanding loans and letter of credit obligations is less than $15.0 million during any fiscal quarter for any period of five consecutive business days during such fiscal quarter, the Company must maintain Consolidated EBITDA (which is an adjusted earnings measure defined under the Credit Agreement) of not less than $40.0 million, calculated on a trailing twelve month basis as of the last day of the then immediately preceding fiscal quarter. The Prior Credit Agreement contained similar capital expenditure and EBITDA covenants. Other covenants under the Loan Documents include but are not limited to limitations on the ability of the Company and its subsidiaries to:

•	incur additional indebtedness and guarantee obligations;

•	incur liens;

•	make equity investments or loans;

•	sell, lease or otherwise dispose of assets;

•	pay dividends, make distributions, redeem or repurchase any equity securities;

•	prepay, redeem, repurchase or cancel other indebtedness; and

•	engage in mergers, consolidations, acquisitions, joint ventures or the creation of subsidiaries.

Events of default under the Loan Documents include, but are not limited to:

•	a default in the payment of any principal, interest or fee due under a Loan Document;

•	a breach of a representation, warranty or certification made in connection with a Loan Document;

•	a breach of a covenant (including but not limited to the covenants described above) under a Loan Document;

•	a default with respect to indebtedness of the Company or any of its subsidiaries having an aggregate principal amount of more than $5.0 million;

•	a change in control as defined under either the Credit Agreement or the indenture governing the Secured Notes;

•	the Company or its subsidiaries becoming subject to certain judgments; and

•	the occurrence of certain insolvency events.

If an event of default shall occur and be continuing under a Loan Document, either the Agent or the requisite lenders may, among other things, accelerate the maturity of the Credit Agreement.

The covenants, events of default and acceleration rights described above are subject to important exceptions and qualifications, which are described in the Loan Documents. The foregoing is not a complete description of the Loan Documents, which are filed as Exhibits 10.3 through 10.8 to this report and the terms of which are incorporated herein by reference.

There is no material relationship between the Company or any of its affiliates and any of the parties to the terminated documents or the Agent, other than in respect of the terminated documents and the Loan Documents, respectively. Certain of such parties or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking or trustee services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

The Loan Documents are attached to provide investors with information regarding their terms. The Loan Documents are not intended to provide any other factual information about the Company or its business or operations. In particular, the assertions embodied in the representations, warranties and covenants contained in the Loan Documents may be subject to qualifications with respect to materiality, knowledge and other matters and are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Loan Documents. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Loan Documents. Moreover, certain representations, warranties and covenants in the Loan Documents were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. In addition, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the Loan Documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants in the Loan Documents as characterizations of the actual state of facts about the Company or its subsidiaries, business or operations.

Modifications of Secured Notes Documents

In connection with the Credit Agreement, primarily for the purpose of deleting references to the Prior Credit Agreement and related security documents and replacing such references with references to the Credit Agreement and the other Loan Documents, on February 11, 2010:

•

the Agent, The Bank of New York Mellon and The Bank of New York Mellon, London Branch, entered into the Access, Use and Intercreditor Agreement, which was acknowledged and agreed to by the Company, Constar UK and each of the Company’s domestic subsidiaries (this replaced the Access, Use and Intercreditor Agreement, dated as of February 11, 2005, by and among Citicorp USA Inc., as Administrative Agent for the Revolving Secured Parties (as defined therein), Citibank N.A., London Branch, as Security Trustee for the Revolving Secured Parties, The Bank of New York, as Trustee, for the First Mortgage Secured Parties (as defined therein);

•

the Company and its domestic subsidiaries and The Bank of New York Mellon entered into Amendment No. 1 to U.S. Security Agreement amending the U.S. Security Agreement, dated as of February 11, 2005, among the Company, the Domestic Restricted Subsidiaries party thereto as Grantors, and The Bank of New York (now known as The Bank of New York Mellon) as Trustee; and

•

Constar UK and The Bank of New York Mellon, acting out of its London office, entered into a Deed of Amendment amending the Debenture, dated as of February 11, 2005, between Constar UK as Chargor and The Bank of New York (now known as The Bank of New York Mellon), acting out of its London office, as Security Trustee.

The foregoing is not a complete description of the modifications to the Secured Notes documents, which documents are filed as Exhibits 4.3, 4.4 and 4.5 to this report and the terms of which are incorporated herein by reference.

Swap

In connection with the Credit Agreement, the Company assigned its interest in the 2005 interest rate swap transaction between the Company and Citigroup Financial Products Inc. to the Borrower, and Citigroup Financial Products Inc. assigned its interest to Rabo Capital Services, Inc.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all information in this report consists of forward-looking statements within the meaning of the federal securities laws, including statements regarding the intent, belief or current expectations of the Company and its management which are made with words such as “will,” “may,” “expect,” “estimate,” intend,” “believe,” and similar words. These forward-looking statements are not guarantees of performance or results. They are subject to a number of assumptions and involve a number of risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the actual results of operations or financial condition of the company to differ from expectations include, among other things: inventory and accounts receivable values and eligibility; discretionary reserves and revaluation adjustments that may be imposed by the agent under the Credit Agreement from time to time; the Company’s ability to refinance the Secured Notes prior to their scheduled due date; and other factors identified from time to time in the Company’s reports filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2008, and in subsequent filings made prior to, on or after today. The Company cautions readers not to place undue reliance on any forward-looking statements included in this report, which speak only as of the date hereof. The Company does not intend to review, revise, or update any particular forward-looking statements in light of future events.

Item 1.02	Termination of a Material Definitive Agreement

The information provided in Item 1.01 above is hereby incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 above is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title

4.3	Amendment No. 1 to U.S. Security Agreement, dated as of February 11, 2010, by and among Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc. and The Bank of New York Mellon.

4.4	Deed of Amendment Relating to a Debenture dated 11 February 2005, dated as of February 11, 2010, by and between Constar International U.K. Limited and The Bank of New York Mellon.

4.5	Access, Use and Intercreditor Agreement, dated as of February 11, 2010, by and among General Electric Capital Corporation, The Bank of New York Mellon, The Bank of New York Mellon, London Branch, Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc. and Constar International U.K. Limited.

10.3

Credit Agreement, dated as of February 11, 2010, by and among Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc., Constar International U.K. Limited, each of the other Persons party thereto that is designated as a Credit Party, General Electric Capital Corporation, for itself as lender and as agent for the lenders from time to time party thereto, and the lenders from time to time party thereto (the schedules and exhibits to the Credit Agreement have been omitted; a copy of any omitted schedule or exhibit will be furnished to the

Securities and Exchange Commission supplementally upon request).

10.4	Guaranty and Security Agreement, dated as of February 11, 2010, by Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc. and each of the other entities from time to time party thereto, in favor of General Electric Capital Corporation.

10.5	Deed of Charge and Assignment, dated as of February 11, 2010, by and between Constar International U.K. Limited and General Electric Capital Corporation (the schedules and exhibits to the Deed of Charge and Assignment have been omitted; a copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission supplementally upon request).

10.6	Guaranty and Indemnity, dated as of February 11, 2010, by and between Constar International U.K. Limited and General Electric Capital Corporation.

10.7	Charge Over Shares, dated as of February 11, 2010, by and between Constar Foreign Holdings, Inc. and General Electric Capital Corporation.

10.8	Subordination Agreement, dated as of February 11, 2010, by and among Constar International Holland (Plastics) B.V., Constar International UK Limited and General Electric Capital Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2010	CONSTAR INTERNATIONAL INC.

	By:	/S/ J. MARK BORSETH
	Name:	J. Mark Borseth
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Title

4.3	Amendment No. 1 to U.S. Security Agreement, dated as of February 11, 2010, by and among Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc. and The Bank of New York Mellon.

4.4	Deed of Amendment Relating to a Debenture dated 11 February 2005, dated as of February 11, 2010, by and between Constar International U.K. Limited and The Bank of New York Mellon.

4.5	Access, Use and Intercreditor Agreement, dated as of February 11, 2010, by and among General Electric Capital Corporation, The Bank of New York Mellon, The Bank of New York Mellon, London Branch, Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc. and Constar International U.K. Limited.

10.3

Credit Agreement, dated as of February 11, 2010, by and among Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc., Constar International U.K. Limited, each of the other Persons party thereto that is designated as a Credit Party, General Electric Capital Corporation, for itself as lender and as agent for the lenders from time to time party thereto, and the lenders from time to time party thereto (the schedules and exhibits to the Credit Agreement have been omitted; a copy of any omitted schedule or exhibit will be furnished to the

Securities and Exchange Commission supplementally upon request).

10.4	Guaranty and Security Agreement, dated as of February 11, 2010, by Constar International Inc., Constar, Inc., DT, Inc., BFF Inc., Constar Foreign Holdings, Inc. and each of the other entities from time to time party thereto, in favor of General Electric Capital Corporation.

10.5	Deed of Charge and Assignment, dated as of February 11, 2010, by and between Constar International U.K. Limited and General Electric Capital Corporation (the schedules and exhibits to the Deed of Charge and Assignment have been omitted; a copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission supplementally upon request).

10.6	Guaranty and Indemnity, dated as of February 11, 2010, by and between Constar International U.K. Limited and General Electric Capital Corporation.

10.7	Charge Over Shares, dated as of February 11, 2010, by and between Constar Foreign Holdings, Inc. and General Electric Capital Corporation.

10.8	Subordination Agreement, dated as of February 11, 2010, by and among Constar International Holland (Plastics) B.V., Constar International UK Limited and General Electric Capital Corporation.